Major Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Major commitments and contingencies	Major commitments and contingencies

Purchase commitments
As at December 31, 2019, the Company had fixed and variable commitments to purchase rail, information technology services and licenses, locomotives, wheels, engineering services, railroad ties, rail cars, as well as other equipment and services with a total estimated cost of $1,621 million. Costs of variable commitments were estimated using forecasted prices and volumes.

Contingencies
In the normal course of business, the Company becomes involved in various legal actions seeking compensatory and occasionally punitive damages, including actions brought on behalf of various purported classes of claimants and claims relating to employee and third-party personal injuries, occupational disease and property damage, arising out of harm to individuals or property allegedly caused by, but not limited to, derailments or other accidents.

Canada
Employee injuries are governed by the workers' compensation legislation in each province whereby employees may be awarded either a lump sum or a future stream of payments depending on the nature and severity of the injury. As such, the provision for employee injury claims is discounted. In the provinces where the Company is self-insured, costs related to employee work-related injuries are accounted for based on actuarially developed estimates of the ultimate cost associated with such injuries, including compensation, health care and third-party administration costs. An actuarial study is generally performed at least on a triennial basis. For all other legal actions, the Company maintains, and regularly updates on a case-by-case basis, provisions for such items when the expected loss is both probable and can be reasonably estimated based on currently available information.
In 2019, 2018 and 2017 the Company recorded a decrease of $7 million, and an increase of $4 million and $2 million, respectively, to its provision for personal injuries in Canada as a result of actuarial valuations for employee injury claims.
As at December 31, 2019, 2018 and 2017, the Company's provision for personal injury and other claims in Canada was as follows:

In millions	2019	2018	2017
Beginning of year	$207	$183	$183
Accruals and other	29	52	38
Payments	(29)	(28)	(38)
End of year	$207	$207	$183
Current portion - End of year	$55	$60	$40

United States
Personal injury claims by the Company's employees, including claims alleging occupational disease and work-related injuries, are subject to the provisions of the Federal Employers' Liability Act (FELA). Employees are compensated under FELA for damages assessed based on a finding of fault through the U.S. jury system or through individual settlements. As such, the provision is undiscounted. With limited exceptions where claims are evaluated on a case-by-case basis, the Company follows an actuarial-based approach and accrues the expected cost for personal injury, including asserted and unasserted occupational disease claims, and property damage claims, based on actuarial estimates of their ultimate cost. An actuarial study is performed annually.
For employee work-related injuries, including asserted occupational disease claims, and third-party claims, including grade crossing, trespasser and property damage claims, the actuarial valuation considers, among other factors, the Company's historical patterns of claims filings and payments. For unasserted occupational disease claims, the actuarial valuation includes the projection of the Company's experience into the future considering the potentially exposed population. The Company adjusts its liability based upon management's assessment and the results of the study. On an ongoing basis, management reviews and compares the assumptions inherent in the latest actuarial valuation with the current claim experience and, if required, adjustments to the liability are recorded.
Due to the inherent uncertainty involved in projecting future events, including events related to occupational diseases, which include but are not limited to, the timing and number of actual claims, the average cost per claim and the legislative and judicial environment, the Company's future payments may differ from current amounts recorded.
In 2019, the Company recorded an increase of $2 million to its provision for U.S. personal injury and other claims attributable to third-party claims, occupational disease claims and non-occupational disease claims pursuant to the 2019 actuarial valuation. In 2018 and 2017, actuarial valuations resulted in an increase of $13 million and $15 million, respectively. The prior years' adjustments from the actuarial valuations were mainly attributable to non-occupational disease claims, third-party claims and occupational disease claims reflecting changes in the Company's estimates of unasserted claims and costs related to asserted claims. The Company has an ongoing risk mitigation strategy focused on reducing the frequency and severity of claims through injury prevention and containment; mitigation of claims; and lower settlements of existing claims.
As at December 31, 2019, 2018 and 2017, the Company's provision for personal injury and other claims in the U.S. was as follows:

In millions	2019	2018	2017
Beginning of year	$139	$116	$118
Accruals and other	44	41	46
Payments	(31)	(28)	(41)
Foreign exchange	(7)	10	(7)
End of year	$145	$139	$116
Current portion - End of year	$36	$37	$25

Although the Company considers such provisions to be adequate for all its outstanding and pending claims, the final outcome with respect to actions outstanding or pending at December 31, 2019, or with respect to future claims, cannot be reasonably determined. When establishing provisions for contingent liabilities the Company considers, where a probable loss estimate cannot be made with reasonable certainty, a range of potential probable losses for each such matter, and records the amount it considers the most reasonable estimate within the range. However, when no amount within the range is a better estimate than any other amount, the minimum amount in the range is accrued. For matters where a loss is reasonably possible but not probable, a range of potential losses cannot be estimated due to various factors which may include the limited availability of facts, the lack of demand for specific damages and the fact that proceedings were at an early stage. Based on information currently available, the Company believes that the eventual outcome of the actions against the Company will not, individually or in the aggregate, have a material adverse effect on the Company's financial position. However, due to the inherent inability to predict with certainty unforeseeable future developments, there can be no assurance that the ultimate resolution of these actions will not have a material adverse effect on the Company's results of operations, financial position or liquidity.

Environmental matters
The Company's operations are subject to numerous federal, provincial, state, municipal and local environmental laws and regulations in Canada and the U.S. concerning, among other things, emissions into the air; discharges into waters; the generation, handling, storage, transportation, treatment and disposal of waste, hazardous substances, and other materials; decommissioning of underground and aboveground storage tanks; and soil and groundwater contamination. A risk of environmental liability is inherent in railroad and related transportation operations; real estate ownership, operation or control; and other commercial activities of the Company with respect to both current and past operations.

Known existing environmental concerns
The Company is or may be liable for remediation costs at individual sites, in some cases along with other potentially responsible parties, associated with actual or alleged contamination. The ultimate cost of addressing these known contaminated sites cannot be definitively established given that the estimated environmental liability for any given site may vary depending on the nature and extent of the contamination; the nature of anticipated response actions, taking into account the available clean-up techniques; evolving regulatory standards governing environmental liability; and the number of potentially responsible parties and their financial viability. As a result, liabilities are recorded based on the results of a four-phase assessment conducted on a site-by-site basis. A liability is initially recorded when environmental assessments occur, remedial efforts are probable, and when the costs, based on a specific plan of action in terms of the technology to be used and the extent of the corrective action required, can be reasonably estimated. The Company estimates the costs related to a particular site using cost scenarios established by external consultants based on the extent of contamination and expected costs for remedial efforts. In the case of multiple parties, the Company accrues its allocable share of liability taking into account the Company's alleged responsibility, the number of potentially responsible parties and their ability to pay their respective share of the liability. Adjustments to initial estimates are recorded as additional information becomes available.
The Company's provision for specific environmental sites is undiscounted and includes costs for remediation and restoration of sites, as well as monitoring costs. Environmental expenses, which are classified as Casualty and other in the Consolidated Statements of Income, include amounts for newly identified sites or contaminants as well as adjustments to initial estimates. Recoveries of environmental remediation costs from other parties are recorded as assets when their receipt is deemed probable.
As at December 31, 2019, 2018 and 2017, the Company's provision for specific environmental sites was as follows:

In millions	2019	2018	2017
Beginning of year	$61	$78	$86
Accruals and other	31	16	16
Payments	(34)	(34)	(23)
Foreign exchange	(1)	1	(1)
End of year	$57	$61	$78
Current portion - End of year	$38	$39	$57

The Company anticipates that the majority of the liability at December 31, 2019 will be paid out over the next five years. Based on the information currently available, the Company considers its provisions to be adequate.

Unknown existing environmental concerns
While the Company believes that it has identified the costs likely to be incurred for environmental matters based on known information, the discovery of new facts, future changes in laws, the possibility of releases of hazardous materials into the environment and the Company's ongoing efforts to identify potential environmental liabilities that may be associated with its properties may result in the identification of additional environmental liabilities and related costs. The magnitude of such additional liabilities and the costs of complying with future environmental laws and containing or remediating contamination cannot be reasonably estimated due to many factors, including:

•	the lack of specific technical information available with respect to many sites;

•	the absence of any government authority, third-party orders, or claims with respect to particular sites;

•	the potential for new or changed laws and regulations and for development of new remediation technologies and uncertainty regarding the timing of the work with respect to particular sites; and

•	the determination of the Company's liability in proportion to other potentially responsible parties and the ability to recover costs from any third parties with respect to particular sites.
Therefore, the likelihood of any such costs being incurred or whether such costs would be material to the Company cannot be determined at this time. There can thus be no assurance that liabilities or costs related to environmental matters will not be incurred in the future, or will not have a material adverse effect on the Company's financial position or results of operations in a particular quarter or fiscal year, or that the Company's liquidity will not be adversely impacted by such liabilities or costs, although management believes, based on current information, that the costs to address environmental matters will not have a material adverse effect on the Company's financial position or liquidity. Costs related to any unknown existing or future contamination will be accrued in the period in which they become probable and reasonably estimable.

Future occurrences
In railroad and related transportation operations, it is possible that derailments or other accidents, including spills and releases of hazardous materials, may occur that could cause harm to human health or to the environment. As a result, the Company may incur costs in the future, which may be material, to address any such harm, compliance with laws and other risks, including costs relating to the performance of clean-ups, payment of environmental penalties and remediation obligations, and damages relating to harm to individuals or property.

Regulatory compliance
The Company may incur significant capital and operating costs associated with environmental regulatory compliance and clean-up requirements, in its railroad operations and relating to its past and present ownership, operation or control of real property. Operating expenses related to regulatory compliance activities for environmental matters for the year ended December 31, 2019 amounted to $25 million (2018 - $22 million; 2017 - $20 million). In addition, based on the results of its operations and maintenance programs, as well as ongoing environmental audits and other factors, the Company plans for specific capital improvements on an annual basis. Certain of these improvements help ensure facilities, such as fueling stations, waste water and storm water treatment systems, comply with environmental standards and include new construction and the updating of existing systems and/or processes. Other capital expenditures relate to assessing and remediating certain impaired properties. The Company's environmental capital expenditures for the year ended December 31, 2019 amounted to $25 million (2018 - $19 million; 2017 - $21 million).

Guarantees and indemnifications
In the normal course of business, the Company enters into agreements that may involve providing guarantees or indemnifications to third parties and others, which may extend beyond the term of the agreements. These include, but are not limited to, standby letters of credit, surety and other bonds, and indemnifications that are customary for the type of transaction or for the railway business.
As at December 31, 2019, the Company had outstanding letters of credit of $424 million (2018 - $410 million) under the committed bilateral letter of credit facilities and $149 million (2018 - $137 million) under the uncommitted bilateral letter of credit facilities, and surety and other bonds of $169 million (2018 - $160 million), all issued by financial institutions with investment grade credit ratings to third parties to indemnify them in the event the Company does not perform its contractual obligations.
As at December 31, 2019, the maximum potential liability under these guarantee instruments was $742 million (2018 - $707 million), of which $681 million (2018 - $659 million) related to other employee benefit liabilities and workers' compensation and $61 million (2018 - $48 million) related to other liabilities. The guarantee instruments expire at various dates between 2020 and 2022.
As at December 31, 2019, the Company had not recorded a liability with respect to guarantees as the Company did not expect to make any payments under its guarantees.

General indemnifications
In the normal course of business, the Company provides indemnifications, customary for the type of transaction or for the railway business, in various agreements with third parties, including indemnification provisions where the Company would be required to indemnify third parties and others. During the year, the Company entered into various contracts with third parties for which an indemnification was provided. Due to the nature of the indemnification clauses, the maximum exposure for future payments cannot be reasonably determined. To the extent of any actual claims under these agreements, the Company maintains provisions for such items, which it considers to be adequate. As at December 31, 2019, the Company had not recorded a liability with respect to any indemnifications.